GREEN FOREST MANAGEMENT CONSULTING INC.

FORM OF PROMISSORY NOTE

TWD $1,214,398,015

Dated: August 11, 2014

For value received, and pursuant to the Land Sale and Purchase Agreement dated August 11, 2014, Green Forest Management Consulting Inc. promises to pay the Sellers of certain lots of land in Zaoqiao Township and Touwu Township, Miaoli County, Taiwan (R.O.C.), Chen, Kuan-Yu(the "Land Seller") the sum of One Billion Two Hundred Fourteen Million Three Hundred Ninety Eight Thousand Fifteen New Taiwan Dollars (TWD $1,214,398,015). The Land Seller's ownership interest in this Promissory Note is detailed on Annex A to this Promissory Note.

The sum shall be repaid to the Land Seller on or before August 11, 2014 according to the instructions of the Land Seller.

Green Forest Management Consulting Inc.

By:  /s/ Chiang, Yu-Chang

Chiang, Yu-Chang

Director

Green Forest Management Consulting Inc.

Rm. B302C, 3F.-2, No. 185, Kewang Rd.

Longtan Township, Taoyuan County 325

Taiwan (R.O.C.)

Annex A

PROMOSSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Chen, Kuan-Yu	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)

65, 67, 68, 69, 72, 73, 74, 75, 76, 77, 78, 79, 80, 81-1, 81-2, 81-5, 83, 83-1, 86, 87, 87-1, 88, 529, 530, 531, 532, 533, 534, 536, 537, 538, 540, 541, 542, 580, 580-1, 582, 583, 628-1, 628-2, 628-4, 646, 646-3, 647-3, 647-4, 647-5, 647-6, 647-8, 647-11, 647-13, 647-14, 647-19, 647-21, 648, 655, 655-1, 655-2, 655-3, 655-4, 655-5, 655-8, 655-10, 655-12, 656, 657, 658, 659, 660, 661, 661-3, 662, 663, 666-1, 668-3, 670, 671, 672, 673, 674, 675, 676, 677, 678, 679, 680, 680-1, 680-2, 680-3, 680-4, 680-5, 681, 682, 683, 684, 684-1, 685, 686, 687, 687-1, 687-2, 688, 689, 691, 693, 694, 695, 695-1, 696, 697, 699, 699-1, 699-2, 699-3, 699-4, 699-12, 699-13, 699-15, 699-15, 699-19, 699-21, 699-23, 699-24, 700, 701, 703, 703-1, 711

			453,294.86	463,414.86	$1,214,398,015
	Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C.)	19, 21, 22, 23, 24, 411, 422, 423, 425, 429, 432-2, 432-5	10,120